UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington D.C.

                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 24, 2004
                  ____________________________________________
                Date of Report (Date of earliest event reported)

                     COMMUNICATION INTELLIGENCE CORPORATION
                  ____________________________________________
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  ____________________________________________
                 (State or other jurisdiction of incorporation)


               0-19301                                   94-2790442
---------------------------------------   ------------------------------------
       (Commission file number)           (IRS employer identification number)

            275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065
                  ____________________________________________
                    (Address of principal executive offices)

                                 (650) 802-7888
                  ____________________________________________
              (Registrant's telephone number, including area code)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 24, 2004, the Company entered into a Settlement Agreement with Topaz Systems, Inc.. The agreement settles, releases and resolves all claims between the parties with respect to allegations set forth in the previously announced litigation. The press release announcing the settlement is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.01.  REGULATION FD DISCLOSURE

Information furnished under Item 1.01.


ITEM 8.01 OTHER EVENTS


Information furnished under Item 1.01.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(c) EXHIBITS. The following document is attached by the Company as an Exhibit to this report.

         Exhibits

          99.1. Press release dated November 30, 2004 announcing the settlement.

                                      * * *

Note: The information contained in this report on Form 8-K (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 30, 2004

                     COMMUNICATION INTELLIGENCE CORPORATION

                                  (Registrant)


By:  /s/ Frank Dane
    -------------------------------
    Frank Dane
    Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.     Subject Matter                                          Page No.
-----------     ---------------------------------------------------     --------
99.1            Press release of the Company dated November 30, 2004       5






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